UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2019

GP STRATEGIES CORPORATION
(Exact name of registrant as specified in its charter)

1-7234
(Commission File Number)

Delaware	52-0845774
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

70 Corporate Center
11000 Broken Land Parkway, Suite 200
Columbia, MD 21044
(Address of principal executive offices, with zip code)

(443) 367-9600
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	GPX	NYSE (New York Stock Exchange)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On August 7, 2019, GP Strategies Corporation held its annual meeting of shareholders. At that meeting, the shareholders elected all of the Company's director nominees and approved the following matters by the votes set forth below:

1.
Our stockholders elected the Directors listed below for terms continuing until the next annual meeting of stockholders and until their respective successors are elected and qualify. The results of the voting were as follows:

	Common Shares Cast:
	For	Against	Abstentions	Broker Non-Votes
Tamar Elkeles	13,790,696	312,504	40,248	1,121,173
Marshall S. Geller	13,745,225	365,950	32,273	1,121,173
Scott N. Greenberg	13,604,113	508,367	30,968	1,121,173
Steven E. Koonin	13,779,965	333,744	29,739	1,121,173
Jacques Manardo	13,793,565	319,783	30,100	1,121,173
Richard C. Pfenniger, Jr.	13,074,958	1,038,392	30,098	1,121,173
Samuel D. Robinson	13,185,276	928,679	29,493	1,121,173

2.
A proposal to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019. The proposal was approved and the results of the voting were as follows:

For	Against	Abstentions
15,152,892	62,474	49,255

3.	A non-binding advisory proposal to approve the compensation of the Company’s named executive officers. The proposal was approved and the results of the voting were as follows:

For	Against	Abstentions	Broker Non-Votes
14,008,851	92,951	41,646	1,121,173

4.
A proposal to approve an amendment to the 2011 Stock Incentive Plan to increase the number of shares of common stock authorized for issuance under the plan from 1,355,764 to 2,205,764. The proposal was approved and the results of the voting were as follows:

For	Against	Abstentions	Broker Non-Votes
13,495,120	612,271	36,057	1,121,173

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GP STRATEGIES CORPORATION

Date: August 9, 2019	/s/ Kenneth L. Crawford
Kenneth L. Crawford
Executive Vice President, Secretary & General Counsel

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